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[LOGO OF METLIFE INVESTORS]                         VARIABLE ANNUITY APPLICATION
                                                                                                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)             PrimElite III(SM) is a service                             METLIFE INVESTORS USA
222 Delaware Avenue Suite 900 . Wilmington, DE 19899   mark of Citigroup Inc.                                      INSURANCE COMPANY
                                                       or its affiliates and                   Policy Service Office: P.O. Box 10426
                                                      is used under license to                           Des Moines, Iowa 50306-0426
PrimElite III(SM)                               MetLife Investors USA Insurance Company.  FOR ASSISTANCE CALL:800-789-3662, OPTION 2
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security/Tax ID Number             -            -
                                                                                          ___________   ___________   ___________


                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                          6. PURCHASE PAYMENT
____________________________________________________________________________________  ______________________________________________

  [ ] NON-QUALIFIED                                                                   Funding Source of Purchase Payment
  QUALIFIED                                                                           __________________________________
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                            [ ] 1035 Exchange    [ ] Check      [ ] Wire

                                                                                      Initial Purchase
  408 IRA* (check one of the options listed below)                                    Payment $_____________________________________
                                                                                                      Make Check Payable to
  Traditional IRA             SEP IRA                     Roth IRA                                    MetLife Investors USA
  _______________             _______                     ________
                                                                                         (Estimate dollar amount for 1035 exchanges,
  [ ] Transfer                [ ] Transfer                [ ] Transfer                   transfers, rollovers, etc.)
  [ ] Rollover                [ ] Rollover                [ ] Rollover
  [ ] Contribution - Year___  [ ] Contribution - Year___  [ ] Contribution - Year___     Minimum Initial Purchase Payment:
                                                                                           $5,000 Non-Qualified  $5,000 Qualified
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
____________________________________________________________________________________  ______________________________________________

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_________________________________________________________________
                                                                   information regarding the benefits and provisions of this
RIDERS                                                             Contract. This Contract may be returned for any reason if you are
_________________________________________________________________  not satisfied with it. You may return the Contract within
                                                                   10-days, or 30-days if you were 65 years of age or older on the
7. BENEFIT RIDERS (subject to state availability and age           date you applied for this annuity. If you return it within the
   restrictions)                                                   10-day or 30-day period your Contract will be cancelled. We will promptly refund your Purchase Payment less any income payment and
These riders may only be chosen at time of application. Please     withdrawals already made as of the Business Day we receive your
note, there are additional charges for the optional riders. ONCE   Contract.
ELECTED THESE OPTIONS MAY NOT BE CHANGED.                          MASSACHUSETTS RESIDENTS ONLY: The variable annuity for
                                                                   which you are making this application gives us the right to
1) DEATH BENEFIT RIDER (Check one. If no election is made, the     restrict or discontinue allocations of purchase payments to the
Principal Protection option will apply).                           Fixed Account and reallocation from the Investment Divisions to
   [ ] Principal Protection (no additional charge)                 the Fixed Account. This discontinuance right may be exercised for
   [ ] Annual Step-up                                              reasons which include but are not limited to our ability to
2) [ ] Earnings Preservation Benefit Rider                         support the minimum guaranteed interest rate of the Fixed Account
3) [ ] Other ____________________________________________________  when the yields on our Investments would not be sufficient to do
                                                                   so. This discontinuance will not be exercised in an unfairly
_________________________________________________________________  discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed
COMMUNICATIONS                                                     Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE
_________________________________________________________________  THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS
                                                                   APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT
8. TELEPHONE TRANSFER                                              BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT
_________________________________________________________________  INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.
                                                                   FLORIDA RESIDENTS ONLY: A person who knowingly and with intent to
I (We) authorize MetLife Investors USA Insurance Company (MetLife  injure, defraud or deceive any insurance company files a
Investors USA) or any person authorized by MetLife Investors USA   statement of claim containing false, incomplete or misleading
to accept telephone transfer instructions and/or future payment    information is guilty of a felony of the third degree.
allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be automatically    _________________________________________________________________
permitted unless you check one or both of the boxes below
indicating that you do not wish to authorize telephone transfers.  12. ACKNOWLEDGEMENT AND AUTHORIZATION
MetLife Investors USA will use reasonable procedures to confirm    _________________________________________________________________
that instructions communicated by telephone are genuine.
                                                                   I (We) agree that the above information and statements and those
I (We) DO NOT wish to authorize telephone transfers for the        made on all pages of this application are true and correct to the
following                                                          best of my (our) knowledge and belief and are made as the basis
(check applicable boxes): [ ] Owner(s)  [ ] Registered             of my (our) application. I (We) acknowledge receipt of the
                                            Representative/Agent   current prospectus of MetLife Investors USA Variable Annuity
_________________________________________________________________  Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
                                                                   WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
SIGNATURES                                                         TO DOLLAR AMOUNT.
_________________________________________________________________  _________________________________________________________________

9. SPECIAL REQUESTS
_________________________________________________________________  _________________________________________________________________


                                                                   _________________________________________________________________
                                                                         (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
_________________________________________________________________

10. REPLACEMENTS                                                   _________________________________________________________________
_________________________________________________________________                    (JOINT OWNER SIGNATURE & TITLE)

Does the applicant have any existing life insurance policies or
annuity contracts?                              [ ] Yes [ ] No     _________________________________________________________________
                                                                              (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?               [ ] Yes [ ] No
                                                                   Signed at _______________________________________________________
If "Yes," applicable disclosure and replacement                                           (City)                   (State)
forms must be attached.
_________________________________________________________________
                                                                   Date ____________________________________________________________
11. FRAUD STATEMENT & DISCLOSURE
_________________________________________________________________
                                                                   _________________________________________________________________
ARKANSAS, LOUISIANA, AND NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of  13. AGENT'S REPORT
a loss or benefit or knowingly presents false information in an    _________________________________________________________________
application for insurance is guilty of a crime and may be subject
to civil fines and criminal penalties.                             Does the applicant have any existing life insurance policies or
DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to     annuity contracts?                              [ ] Yes [ ] No
provide false or misleading information to an insurer for the
purpose of defrauding the insurer or any other person. Penalties   Is this annuity being purchased to replace any existing life
include imprisonment and/or fines. In addition, an insurer may     insurance or annuity policy(ies)?               [ ] Yes [ ] No
deny insurance benefits if false information materially related to a claim was provided by the applicant.
KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the     _________________________________________________________________
intent to defraud any insurance company or other person files                               AGENT'S SIGNATURE
[an application for insurance/a statement of claim] containing any materially false information or conceals, for the purpose of
misleading, information concerning any fact material thereto       _________________________________________________________________
commits a fraudulent insurance act, which is a crime.                                             Phone
OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer,
submits an application or files a claim containing false or        _________________________________________________________________
deceptive statement is guilty of insurance fraud.                                        Agent's Name and Number
MAINE AND TENNESSEE RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an
insurance company for the purpose of defrauding the company.       _________________________________________________________________
Penalties include imprisonment, fines and denial of insurance                         Name and Address of Firm
benefits.
NEW JERSEY RESIDENTS ONLY: Any person who includes any false or
misleading information on an application for an insurance policy   _________________________________________________________________
is subject to criminal and civil penalties.                                     State License ID Number  (Required for FL)
PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an
application for insurance or statement of claim containing any     _________________________________________________________________
materially false information or conceals for the purpose of                               Client Account Number
misleading, information concerning any fact material thereto       _________________________________________________________________
commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
NOTICE TO APPLICANTS: ARIZONA RESIDENTS ONLY: Upon receipt of your written request, we will provide within a reasonable time period, factual
_________________________________________________________________

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